UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 14, 2004
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                   000-26422                94-3171943
      (State or other       (Commission File Number)        (IRS Employer
       jurisdiction                                    Identification Number)
     of incorporation)


                           350 MAIN STREET, SUITE 307
                         DOYLESTOWN, PENNSYLVANIA 18901
                    (Address of principal executive offices)


                                 (215) 340-4699
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 14, 2004, Discovery Laboratories, Inc. (the "Company") appointed W. Thomas Amick to its Board of Directors. Prior to his appointment as a member of the Board, Mr. Amick served as a commercialization strategist to the Company since March 1, 2004. In such role, Mr. Amick received cash compensation of $60,000 and options to purchase 25,000 shares of common stock of the Company pursuant to the terms and conditions of the Company's 1998 Amended and Restated Stock Incentive Plan. The Company issued a press release announcing Mr. Amick's appointment on September 14, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits:

            99.1  Press Release dated September 14, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DISCOVERY LABORATORIES, INC.


                                          By:   /s/ Robert J. Capetola,
                                              --------------------------------
                                          Name:  Robert J. Capetola, Ph.D.
                                          Title: President and Chief Executive
                                                   Officer

Date: September 20, 2004


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